Exhibit 4.18

EXECUTION COPY

LIEN SUBORDINATION AND INTERCREDITOR AGREEMENT

LIEN SUBORDINATION AND INTERCREDITOR AGREEMENT (this “Agreement”) dated as of June 18, 2009, among US ONCOLOGY, INC. (the “Company”), a Delaware corporation, each Subsidiary of the Company listed on Schedule 1 hereto, JPMORGAN CHASE BANK, N.A. (“JPMCB”), as administrative agent and collateral agent for the Senior Lenders (as defined below) (in such capacity, as further defined herein, the “Intercreditor Agent”), and WILMINGTON TRUST FSB, as collateral agent and trustee for the Secured Notes Holders (as defined below) (in such capacity, as further defined herein, the “Notes Collateral Agent”).

A. The Company is party to the Credit Agreement dated as of August 20, 2004 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among US Oncology Holdings, Inc. (“Holdings”), the Company, the Lenders party thereto from time to time, JPMCB, as Administrative Agent and Collateral Agent, Wachovia Bank National Association, as Syndication Agent, and Citicorp North America, Inc., as Documentation Agent. The credit facilities under the Credit Agreement are included in the definition of “Credit Facilities” under the Secured Notes Indenture (as defined below), and the Obligations of the Company and certain of the Company’s Subsidiaries under the Credit Agreement and the Senior Lender Documents executed or delivered pursuant thereto constitute First-Lien Indebtedness and First-Priority Lien Obligations hereunder.

B. The Company is party to the 9.125% Senior Secured Notes due 2017 Indenture dated as of June 18, 2009 (as amended, supplemented or otherwise modified from time to time, the “Secured Notes Indenture”), among the Company, certain of the Company’s Subsidiaries and the Trustee (as defined herein). The Obligations of the Company, and certain of the Company’s Subsidiaries under the Secured Notes Indenture, the Notes, and the other Noteholder Documents constitute Noteholder Claims and Second-Priority Obligations hereunder.

Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” shall mean this Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Law” shall mean Title 11 of the United States Code and any similar Federal, state or foreign law for the relief of debtors.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.

“Cash Management Obligations” shall mean, with respect to any Person, all obligations, whether now owing or hereafter arising, of such Person in respect of overdrafts and related liabilities owed to any other Person that arise from treasury, depositary or cash management services, including any automated clearing house transfers of funds or any similar transactions.

“Common Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, constituting both Senior Lender Collateral and Second-Priority Collateral.

“Company” shall have the meaning set forth in the preamble.

“Comparable Second-Priority Collateral Document” shall mean, in relation to any Common Collateral subject to any Lien created under any Senior Collateral Document, those Second-Priority Collateral Documents that create a Lien on the same Common Collateral, granted by the same Grantor.

“Credit Agreement” shall have the meaning set forth in the recitals and shall also include any other credit agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred pursuant to Section 4.03(b)(2) of the Secured Notes Indenture to extend, replace, refinance or refund in whole or in part the commitments, indebtedness and/or other obligations under the Credit Agreement (as set forth in the recitals) or any subsequent extension, replacement, refinancing or refunding thereof. In the event the Company and/or any other Grantor shall enter into any extension, replacement, refinancing or refunding of any Credit Agreement at any time, written notice thereof by the Company to the Intercreditor Agent and the Notes Collateral Agent shall constitute conclusive and binding evidence for all purposes of the existence of such extension, replacement, refinancing or refunding and thereafter the credit agreement, note agreement, promissory note, indenture or other agreement or instrument referred to in such written notice shall constitute a “Credit Agreement” hereunder.

“Deposit Account” shall have the meaning set forth in the Uniform Commercial Code.

“Deposit Account Collateral” shall mean that part of the Common Collateral comprised of, or contained in, Deposit Accounts or Securities Accounts.

“DIP Financing” shall have the meaning set forth in Section 6.01.

“Discharge of First-Priority Lien Obligations” shall mean, except to the extent otherwise provided in Section 5.07, payment in full in cash (except for contingent indemnities and cost and reimbursement obligations to the extent no claim has been made) of (a) all Obligations in respect of all outstanding First-Lien Indebtedness and, with respect to letters of credit or letter of credit guaranties outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the Senior Credit Agreement, in each case after or concurrently with the termination of all commitments to extend credit thereunder and (b) any other First-Priority Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid.

“First-Lien Indebtedness” shall mean (a) any Indebtedness incurred under a Credit Facility (under, and as defined in, the Secured Notes Indenture as in effect on the date hereof), including all Indebtedness incurred by the Company and its Subsidiaries pursuant to the Credit Agreement and the other Senior Lender Documents, that is secured by a Permitted Lien (under, and as defined in, the Secured Notes Indenture as in effect on the date hereof and incurred or deemed incurred pursuant to clause (c) of the definition thereof), (b) all other Obligations (not constituting Indebtedness) of the Company and its Subsidiaries under the Senior Lender Documents with respect to Indebtedness described in clause (a) and (c) all other Obligations of Holdings, the Company and its Subsidiaries in respect of Hedging Obligations or Cash Management Obligations to the extent such Obligations are permitted to be secured pursuant to the terms of the Credit Agreement on an equal and ratable basis with Indebtedness described in clause (a).

“First-Priority Lien Obligations” shall mean (a) all First-Lien Indebtedness outstanding, including any Future First-Lien Indebtedness, and (b) all other Obligations (not constituting Indebtedness under any such First-Lien Indebtedness) with respect to First-Lien Indebtedness, including all Senior Lender Hedging Obligations and Senior Lender Cash Management Obligations. First-Priority Lien Obligations shall include all interest and expenses accrued or accruing (or that would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Senior Lender Document whether or not the claim for such interest or expenses is allowed or allowable as a claim in such Insolvency or Liquidation Proceeding.

“Future First-Lien Indebtedness” shall mean any First-Lien Indebtedness other than First-Lien Indebtedness referred to in clauses (a) and (b) of the definition of First-Lien Indebtedness incurred pursuant to the Credit Agreement (as set forth in the recitals) and the Senior Lender Documents entered into in connection therewith; provided, however, that such First-Lien Indebtedness is permitted to be so incurred in accordance with the Second-Priority Documents and any Senior Lender Documents, as applicable.

“Future Second-Lien Indebtedness” shall mean Indebtedness or Obligations (other than Noteholder Claims) of the Company and its Subsidiaries that is to be equally and ratably secured with the Noteholder Claims and is designated by the Company as Future Second-Lien Indebtedness hereunder and as Other Pari-Passu Lien Obligations (under, and as defined in, the Secured Notes Indenture); provided, however, that such Future Second-Lien Indebtedness is permitted to be so incurred in accordance with any Senior Lender Documents and any Second-Priority Documents, as applicable.

“Grantors” shall mean the Company and each of the Subsidiaries that has executed and delivered a Second-Priority Collateral Document or a Senior Collateral Document.

“Hedging Obligations” shall mean, with respect to any Person, all obligations and liabilities, whether now owing or hereafter arising, of such Person in respect of (a) currency exchange, interest rate or commodity swap agreements, currency exchange, interest rate or commodity cap agreements, and currency exchange, interest rate or commodity collar agreements and (b) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange, interest rates or commodity prices.

“Indebtedness” shall mean and include all obligations that constitute “Debt” within the meaning of the Secured Notes Indenture and “Indebtedness” within the meaning of the Senior Credit Agreement.

“Indenture Secured Parties” shall mean the Persons holding Noteholder Claims, including the Notes Collateral Agent and the Trustee.

“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of its assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Intercreditor Agent” shall mean JPMCB, in its capacity as collateral agent for the Senior Lenders under the Credit Agreement (as set forth in the recitals) and the other Senior Lender Documents entered into pursuant to the Credit Agreement (as set forth in the recitals), together with its successors (or if there is more than one Senior Credit Agreement, such agent or trustee as is designated “Intercreditor Agent” by Senior Lenders holding a majority of the First-Priority Lien Obligations then outstanding) and permitted assigns under the Senior Credit Agreement exercising substantially the same rights and powers. In the event that (a) the Company and/or any other Grantor shall enter into any extension, replacement, refinancing or refunding in full of any Credit Agreement or (b) there is more than one Senior Credit Agreement, upon execution and delivery by the Company and, in the case of clause (a), the collateral agent or collateral trustee under the new Credit Agreement or, in the case of clause (b), the agent or trustee designated “Intercreditor Agent” by Senior Lenders holding a majority of the First-Priority Lien Obligations, an instrument in the form of Exhibit A hereto, such collateral agent or agent shall become the Intercreditor Agent hereunder with the same force and effect as if originally the Intercreditor Agent under this Agreement and the existing Intercreditor Agent shall cease to be the Intercreditor Agent hereunder. The execution and delivery of any such instrument shall not require the consent of any party hereunder (other than the Company and the incoming Intercreditor Agent). The rights and obligations of each party hereunder (other than the Intercreditor Agent being so replaced) shall remain in full force and effect notwithstanding the replacement of the Intercreditor Agent as a party to this Agreement.

“JPMCB” shall have the meaning set forth in the preamble.

“Lien” shall mean, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, assignment, deposit arrangement, easement, encumbrance, charge, preference, priority or other security interest in, on or of such asset.

“Noteholder Claims” shall mean all Obligations in respect of the Notes or arising under the Noteholder Documents or any of them, including all fees and expenses of the Notes Collateral Agent and the Trustee thereunder.

“Noteholder Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Noteholder Claim.

“Noteholder Collateral Agreement” shall mean the Collateral Agreement dated as of June 18, 2009, among the Company, the Subsidiaries of the Company identified therein and the Notes Collateral Agent in respect of the Secured Notes Indenture.

“Noteholder Collateral Documents” shall mean the Noteholder Collateral Agreement and any other document or instrument pursuant to which a Lien is granted by any Grantor to secure any Noteholder Claims or under which rights or remedies with respect to any such Lien are governed.

“Noteholder Documents” shall mean (a) the Secured Notes Indenture, the Notes, and the Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder.

“Notes” shall mean any notes issued under the Secured Notes Indenture.

“Notes Collateral Agent” shall have the meaning set forth in the preamble.

“Obligations” shall mean, with respect to any Indebtedness, any and all obligations, whether now owing or hereafter arising, with respect to the payment of (a) any principal of or interest (including interest accrued on or accruing after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for post-filing interest is allowed in such proceeding) or premium on any Indebtedness, including any reimbursement obligation in respect of any letter of credit or letter of credit guaranty, (b) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing such Indebtedness and (c) any obligation to post cash collateral in respect of letters of credit or letter of credit guaranties and any other obligations.

“Officers’ Certificate” shall have the meaning set forth in the Secured Notes Indenture.

“Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

“Pledged Collateral” shall mean the Common Collateral in the possession of the Intercreditor Agent (or its agents or bailees), to the extent that possession thereof is necessary to perfect a Lien thereon under the Uniform Commercial Code.

“Recovery” shall have the meaning set forth in Section 6.04.

“Required Lenders” shall mean, with respect to any Senior Credit Agreement, those Senior Lenders the approval of which is required to approve an amendment or modification of, termination or waiver of any provision of or consent to any departure from such Senior Credit Agreement (or would be required to effect such consent under this Agreement if such consent were treated as an amendment of the Senior Credit Agreement).

“Second-Priority Agents” shall mean (a) the Notes Collateral Agent as agent for the Indenture Secured Parties and (b) the collateral agent for any Future Second-Lien Indebtedness.

“Second-Priority Collateral” shall mean the Noteholder Collateral and all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Future Second-Lien Indebtedness.

“Second-Priority Collateral Agreements” shall mean the Noteholder Collateral Agreement and any comparable agreement with respect to any Future Second-Lien Indebtedness.

“Second-Priority Collateral Documents” shall mean the Noteholder Collateral Documents and any other agreement, document or instrument pursuant to which a Lien is now or hereafter granted securing any Second-Priority Obligations or under which rights or remedies with respect to such Liens are at any time governed.

“Second-Priority Designated Agent” shall mean such agent or trustee as is designated “Second-Priority Designated Agent” by Second-Priority Secured Parties holding a majority in principal amount of the Second-Priority Obligations then outstanding; it being understood that as of the date of this agreement, the Notes Collateral Agent shall be so designated Second-Priority Designated Agent.

“Second-Priority Documents” shall mean the Noteholder Documents and any other document or instrument evidencing or governing any Future Second-Lien Indebtedness.

“Second-Priority Lien” shall mean any Lien on any assets of the Company or any other Grantor securing any Second-Priority Obligations.

“Second-Priority Obligations” shall mean the Noteholder Claims and all other Obligations in respect of, or arising under, the Second-Priority Documents, including all fees and expenses of the collateral agent for any Future Second-Lien Indebtedness. Second-Priority Obligations shall include all interest and expenses accrued or accruing (or that would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Second-Priority Document whether or not the claim for such interest or expenses is allowed or allowable as a claim in such Insolvency or Liquidation Proceeding.

“Second-Priority Secured Parties” shall mean the Indenture Secured Parties and all other Persons holding any Second-Priority Obligations, including the collateral agent for any Future Second-Lien Indebtedness.

“Secured Notes Indenture” shall have the meaning set forth in the recitals.

“Securities Account” shall have the meaning set forth in the Uniform Commercial Code.

“Senior Collateral Documents” shall mean any agreement, document or instrument pursuant to which a Lien is now or hereafter granted securing any First-Priority Lien Obligations or under which rights or remedies with respect to such Liens are at any time governed.

“Senior Credit Agreement” shall mean the Credit Agreement and any other agreement governing any Future First-Lien Indebtedness.

“Senior Lender Cash Management Obligations” shall mean any Cash Management Obligations that are permitted to be secured on an equal and ratable basis with the any Indebtedness under the Senior Credit Agreement by any Common Collateral under the Senior Collateral Documents.

“Senior Lender Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any First-Priority Lien Obligation.

“Senior Lender Documents” shall mean the Senior Credit Agreement, the Senior Collateral Documents and each of the other agreements, documents and instruments (including each agreement, document or instrument providing for or evidencing a Senior Lender Hedging Obligation or Senior Lender Cash Management Obligation) providing for, evidencing or securing any Obligation under the Credit Agreement or any Future First-Lien Indebtedness and any other related document or instrument executed or delivered pursuant to any Senior Lender Document at any time or otherwise evidencing or securing any Indebtedness arising under any Senior Lender Document.

“Senior Lender Hedging Obligations” shall mean any Hedging Obligations that are permitted to be secured on an equal and ratable basis with any Indebtedness under the Senior Credit Agreement by any Common Collateral under the Senior Collateral Documents.

“Senior Lenders” shall mean the Persons holding First-Priority Lien Obligations, including the Senior-Priority Agents.

“Senior-Priority Agents” shall mean (a) the collateral agent under the Credit Agreement and (b) the collateral agent for any other First-Lien Indebtedness.

“Subsidiary” shall mean any Person within the definition of “Subsidiary” under the Credit Agreement or the Secured Notes Indenture.

“Trustee” shall mean Wilmington Trust FSB, in its capacity as trustee under the Secured Notes Indenture and as collateral agent under the Noteholder Collateral Documents, and its permitted successors.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

ARTICLE II

Lien Priorities

SECTION 2.01. Subordination of Liens. Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to the Second-Priority Secured Parties on the Common Collateral or of any Liens granted to the Intercreditor Agent or the Senior Lenders on the Common Collateral and notwithstanding any provision of the UCC, or any applicable law or the Second-Priority Documents or the Senior Lender Documents or any other circumstance whatsoever, each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, hereby agrees that: (a) any Lien on the Common Collateral securing any First-Priority Lien Obligations now or hereafter held by or on behalf of the Intercreditor Agent or any Senior Lenders or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing any Second-Priority Obligations, (b) any Lien on the Common Collateral securing any Second-Priority Obligations now or hereafter held by or on behalf of the Trustee, the Notes Collateral Agent or any Second-Priority Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any First-Priority Lien Obligations and (c) with respect to any Second-Priority Obligations (and as between the Second-Priority Agents and the Second-Priority Secured Parties), the Liens on the Common Collateral securing any Second-Priority Obligations now or hereafter held by or on behalf of the Trustee, the Notes Collateral Agent or any Second-Priority Secured Party or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall rank equally and ratably in all respects. All Liens on the Common Collateral securing any First-Priority Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing any Second-Priority Obligations for all purposes, whether or not such Liens securing any First-Priority Lien Obligations are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.

SECTION 2.02. Prohibition on Contesting Liens. Each Second-Priority Agent, for itself and on behalf of each applicable Second-Priority Secured Party, and the Senior-Priority Agents, for itself and on behalf of each applicable Senior Lender, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, perfection, priority or enforceability of (a) a Lien securing any First-Priority Lien Obligations held (or purported to be held) by or on behalf of the Intercreditor Agent, any Senior-Priority Agent or any of the Senior Lenders or any agent or trustee therefor in any Senior Lender Collateral or (b) a Lien securing any Second-Priority Obligations held (or purported to be held) by or on behalf of any Second-Priority Secured Party in the Common Collateral, as the case may be; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of the Intercreditor Agent, any Senior-Priority Agent or any Senior Lender to enforce this Agreement (including the priority of the Liens securing the First-Priority Lien Obligations as provided in Section 2.01) or any of the Senior Lender Documents.

SECTION 2.03. No New Liens. Subject to Section 5.01, so long as the Discharge of First-Priority Lien Obligations has not occurred, the parties hereto agree that, after the date hereof, if any Second-Priority Agent shall hold any Lien on any assets of the Company or any other Grantor securing any Second-Priority Obligations that are not also subject to the first-priority Lien in respect of the First-Priority Lien Obligations under the Senior Lender Documents, such Second-Priority Agent shall notify the Intercreditor Agent promptly upon becoming aware thereof and, upon demand by the Intercreditor Agent or the Company, will assign or release such Lien to the Intercreditor Agent (and/or its designee) as security for the applicable First-Priority Lien Obligations (in the case of an assignment, each Second-Priority Agent may retain a junior lien on such assets subject to the terms hereof). Subject to Section 5.01, each Second-Priority Agent agrees that, after the date hereof, if it shall hold any Lien on any assets of the Company or any other Grantor securing any Second-Priority Obligations that are not also subject to the Lien in favor of the other Second-Priority Agent such Second-Priority Agent shall notify any other Second-Priority Agent promptly upon becoming aware thereof. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights or remedies available to the Intercreditor Agent or any of the Senior Lenders, the Second-Priority Agents and the Second-Priority Secured Parties agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.03 shall be subject to Section 4.02.

SECTION 2.04. Perfection of Liens. Neither the Intercreditor Agent nor the Senior Lenders shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Second-Priority Agents and the Second-Priority Secured Parties. The provisions of this Intercreditor Agreement are intended solely to govern the respective Lien priorities as between the Senior Lenders and the Second-Priority Secured Parties and shall not impose on the Intercreditor Agent, the Second-Priority Agents, the Second-Priority Secured Parties or the Senior Lenders or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

SECTION 2.05. No Duties of Intercreditor Agent. Each of the Second-Priority Secured Parties waives any claim such Second-Priority Secured Party may now or hereafter have against the Intercreditor Agent or any Senior Lender (or their representatives) arising out of (i) any actions which the Intercreditor Agent or Senior Lenders take or omit to take with respect to the Common Collateral (including actions with respect to the creation, perfection or continuation of Liens on any Common Collateral, actions with respect to the foreclosure upon, sale, release or disposition of, or failure to realize upon, any of the Common Collateral and actions with respect to the collection of any claim for all or any part of the First-Priority Lien Obligations from any account debtor, guarantor or any other party) or to the collection of the First-Priority Lien Obligations or the valuation, use, protection or release of any security for the First-Priority Lien Obligations, (ii) any election by the Intercreditor Agent or any Senior Lender, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) any borrowing of, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code to, or the use of cash collateral by, the Company or any of its Subsidiaries, as debtor-in-possession.

ARTICLE III

Enforcement

SECTION 3.01. Exercise of Remedies. (a) So long as the Discharge of First-Priority Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) no Second-Priority Agent or any Second-Priority Secured Party will (x) exercise or seek to exercise any rights or remedies (including setoff) with respect to any Common Collateral in respect of any applicable Second-Priority Obligations, institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Common Collateral by the Intercreditor Agent or any Senior Lender in respect of the First-Priority Lien Obligations, the exercise of any right by the Intercreditor Agent or any Senior Lender (or any agent or sub-agent on their behalf) in respect of the First-Priority Lien Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Second-Priority Agent or any Second-Priority Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral under the Senior Lender Documents or otherwise in respect of First-Priority Lien Obligations, or (z) object to the forbearance by the Senior Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral in respect of First-Priority Lien Obligations and (ii) except as otherwise provided herein, the Intercreditor Agent and the Senior Lenders shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Common Collateral without any consultation with or the consent of any Second-Priority Agent or any Second-Priority Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, each Second-Priority Agent may file a claim or statement of interest with respect to the applicable Second-Priority Obligations and (B) each Second-Priority Agent may take any action (not adverse to the prior Liens on the Common Collateral securing the First-Priority Lien Obligations, or the rights of the Intercreditor Agent or the Senior

Lenders to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Common Collateral. In exercising rights and remedies with respect to the Senior Lender Collateral, the Intercreditor Agent and the Senior Lenders may enforce the provisions of the Senior Lender Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b) So long as the Discharge of First-Priority Lien Obligations has not occurred, each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, agrees that it will not, in the context of its role as secured creditor, take or receive any Common Collateral or any proceeds of Common Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Common Collateral in respect of the applicable Second-Priority Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of First-Priority Lien Obligations has occurred, except as expressly provided in the proviso to clause (ii) of Section 3.01(a), the sole right of the Second-Priority Agents and the Second-Priority Secured Parties with respect to the Common Collateral is to hold a Lien on the Common Collateral in respect of the applicable Second-Priority Obligations pursuant to the Second-Priority Documents, as applicable, for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First-Priority Lien Obligations has occurred.

(c) Subject to the proviso to clause (ii) of Section 3.01(a), (i) each Second-Priority Agent, for itself and on behalf of each applicable Second-Priority Secured Party, agrees that no Second-Priority Agent or any Second-Priority Secured Party will take any action that would hinder any exercise of remedies undertaken by the Intercreditor Agent or the Senior Lenders with respect to the Common Collateral under the Senior Collateral Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise, and (ii) each Second-Priority Agent, for itself and on behalf of each applicable Second-Priority Secured Party, hereby waives any and all rights it or any Second-Priority Secured Party may have as a junior lien creditor or otherwise to object to the manner in which the Intercreditor Agent or the Senior Lenders seek to enforce or collect the First-Priority Lien Obligations or the Liens granted in any of the Senior Lender Collateral, regardless of whether any action or failure to act by or on behalf of the Intercreditor Agent or Senior Lenders is adverse to the interests of the Second-Priority Secured Parties.

(d) Each Second-Priority Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any applicable Second-Priority Document shall be deemed to restrict in any way the rights and remedies of the Intercreditor Agent or the Senior Lenders with respect to the Senior Lender Collateral as set forth in this Agreement and the Senior Lender Documents.

SECTION 3.02. Cooperation. Subject to the proviso in clause (ii) of Section 3.01(a), each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, agrees that, unless and until the Discharge of First-Priority Lien Obligations has occurred, it will not commence, or join with any Person (other than the Senior Lenders and the Intercreditor Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral under any of the applicable Second-Priority Documents or otherwise in respect of the applicable Second-Priority Obligations.

ARTICLE IV

Payments

SECTION 4.01. Application of Proceeds. After an event of default under any First-Lien Indebtedness has occurred with respect to which the Intercreditor Agent has provided written notice to each Second-Priority Agent, and until such event of default is cured or waived, so long as the Discharge of First-Priority Lien Obligations has not occurred, the Common Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Common Collateral upon the exercise of remedies, shall be applied by the Intercreditor Agent to the First-Priority Lien Obligations in such order as specified in the relevant Senior Lender Documents until the Discharge of First-Priority Lien Obligations has occurred. Upon the Discharge of First-Priority Lien Obligations, the Intercreditor Agent shall deliver promptly to the Second-Priority Designated Agent any Common Collateral or proceeds thereof held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Second-Priority Designated Agent ratably to the Second-Priority Obligations and, with respect to each class of Second-Priority Obligations, in such order as specified in the relevant Second-Priority Documents.

SECTION 4.02. Payments Over. So long as the Discharge of First-Priority Lien Obligations has not occurred, any Common Collateral or proceeds thereof received by any Second-Priority Agent or any Second-Priority Secured Party in connection with the exercise of any right or remedy (including setoff) relating to the Common Collateral in contravention of this Agreement shall be segregated and held in trust for the benefit of and forthwith paid over to the Intercreditor Agent (and/or its designees) for the benefit of the applicable Senior Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First-Priority Lien Obligations, the Intercreditor Agent is hereby authorized to make any such endorsements as agent for any Second-Priority Agent or any such Second-Priority Secured Party for purposes of this Section 4.02. This authorization is coupled with an interest and is irrevocable.

ARTICLE V

Other Agreements

SECTION 5.01. Releases. (a) If, at any time any Grantor or the holder of any First-Priority Lien Obligation delivers written notice to each Second-Priority Agent that any specified Common Collateral (including all or substantially all of the equity interests of a Grantor or any of its Subsidiaries that constitutes Common Collateral) is sold, transferred or otherwise disposed of:

(i) by the owner of such Common Collateral in a transaction not prohibited under the Senior Lender Documents, the Secured Notes Indenture and each other Second-Priority Document (if any);

(ii) in connection with the foreclosure on or other exercise of remedies with respect to such Common Collateral by the Intercreditor Agent; or

(iii) to the extent the Intercreditor Agent has consented to such sale, transfer or disposition:

then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Second-Priority Secured Parties upon such Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such Collateral securing the First-Priority Lien Obligations are released and discharged (in the case of Section 5.01(a)(iii), other than a release or discharge granted upon or following the Discharge of First-Priority Lien Obligations) unless (subject to Section 6.01(e)), in the case of a release or discharge under Section 5.01(a)(iii) at the time of such release by the Senior Lenders, an Event of Default shall then have occurred and be continuing under the Second-Priority Documents (provided that any Liens in favor of the Second-Priority Secured Parties that would have otherwise been released and terminated pursuant to Section 5.01(a)(iii) in the absence of such an Event of Default shall terminate and be released automatically without further action when such Event of Default (and all other Events of Default, under the Second-Priority Documents) cease to exist), in each case except with respect to any proceeds of such Common Collateral that remain after the Discharge of First-Priority Lien Obligations. Upon delivery to each Second-Priority Agent of a notice from the Intercreditor Agent stating that any release of Liens securing or supporting the First-Priority Lien Obligations has become effective (or shall become effective upon each Second-Priority Agent’s release), other than, in the case of Section 5.03(a)(iii), such release granted upon or following the Discharge of First-Priority Lien Obligations, each Second-Priority Agent will promptly execute and deliver (at the sole cost and expense of the Grantors) such instruments, releases, termination statements or other documents confirming such release on customary terms; provided that any Second-Priority Agent shall have the right to require an Officers’ Certificate or an Opinion of Counsel (as defined in the Secured Notes Indenture), or both, in accordance with Section 11.03(a) of the Secured Notes Indenture or comparable provision in any other Second-Priority Document in connection with the execution and delivery of any such release or other documents (including evidence of the concurrent release of the

Liens securing the First-Priority Lien Obligations). In the case of the sale, transfer or other disposition of all or substantially all of the equity interests of a Grantor, the guarantee in favor of the Second-Priority Secured Parties, if any, made by such Grantor will automatically be released and discharged as and when, but only to the extent, the guarantee by such Grantor of First-Priority Lien Obligations is released and discharged (other than such release or discharge granted upon or following the Discharge of First-Priority Lien Obligations).

(b) Each Second-Priority Agent, for itself and on behalf of each applicable Second-Priority Secured Party, hereby irrevocably constitutes and appoints the Intercreditor Agent and any officer or agent of the Intercreditor Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Second-Priority Agent or such holder or in the Intercreditor Agent’s own name, from time to time in the Intercreditor Agent’s discretion, for the purpose of carrying out the terms of this Section 5.01, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.01, including any termination statements, endorsements or other instruments of transfer or release.

(c) Unless and until the Discharge of First-Priority Lien Obligations has occurred, each Second-Priority Agent, for itself and on behalf of each applicable Second-Priority Secured Party, hereby consents to the application, whether prior to or after a default, of Deposit Account Collateral or proceeds of Common Collateral to the repayment of First-Priority Lien Obligations pursuant to the Senior Credit Agreement; provided that nothing in this Section 5.01(c) shall be construed to prevent or impair the rights of the Second-Priority Agents or the Second-Priority Secured Parties to receive proceeds in connection with the Second-Priority Obligations not otherwise in contravention of this Agreement.

SECTION 5.02. Insurance. Unless and until the Discharge of First-Priority Lien Obligations has occurred, the Intercreditor Agent and the Senior Lenders shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Lender Documents, to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. Unless and until the Discharge of First-Priority Lien Obligations has occurred, all proceeds of any such policy and any such award if in respect of the Common Collateral shall be paid (a) first, prior to the occurrence of the Discharge of First-Priority Lien Obligations, to the Intercreditor Agent for the benefit of Senior Lenders pursuant to the terms of the Senior Lender Documents, (b) second, after the occurrence of the Discharge of First-Priority Lien Obligations, to the Second-Priority Agents for the benefit of the Second-Priority Secured Parties pursuant to the terms of the applicable Second-Priority Documents and (c) third, if no Second-Priority Obligations are outstanding, to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Second-Priority Agent or any Second-Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Intercreditor Agent in accordance with the terms of Section 4.02.

SECTION 5.03. Amendments to Second-Priority Collateral Documents. (a) So long as the Discharge of First-Priority Lien Obligations has not occurred, without the prior written consent of the Intercreditor Agent and the Required Lenders, no Second-Priority Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second-Priority Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement. Each Second-Priority Agent agrees that each applicable Second-Priority Collateral Document shall include the following language (or language to similar effect approved by the Intercreditor Agent):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to this Agreement are expressly subject to and subordinate to the liens and security interests granted to (a) JPMorgan Chase Bank, N.A., as collateral agent (and its permitted successors and assigns) pursuant to the Guarantee and Collateral Agreement dated as of August 20, 2004 (as amended, restated, supplemented or otherwise modified from time to time), by and among U.S. Oncology Holdings, Inc., the Company, the other “Grantors” named therein, JPMorgan Chase Bank, N.A., as collateral agent and the other parties thereto (and any agreement entered into pursuant to a extension, replacement, refinancing or refunding of the First-Priority Lien Obligations secured thereby as permitted under the Secured Notes Indenture) or (b) any agent or trustee for any other Senior Lenders (as defined in the Intercreditor Agreement), in the case of clause (a) and (b), to the extent provided in the Intercreditor Agreement and (ii) the exercise of any right or remedy by the Collateral Agent and the other Secured Parties hereunder are subject to the limitations and provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control”.

(b) In the event that the Intercreditor Agent or the Senior Lenders under the Credit Agreement or, if there is no Credit Agreement, any other Senior Lenders, enter into any amendment, waiver or consent in respect of or replace any of the Senior Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the Intercreditor Agent, the Senior Lenders, the Company or any other Grantor thereunder (including the release of any Liens in Senior Lender Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Comparable Second-Priority Collateral Document without the consent of any Second-Priority Agent or any Second-Priority Secured Party and without any action by any Second-Priority Agent, Second-Priority Secured Party, the Company or any other Grantor; provided, however, that (A) such amendment, waiver or consent does not materially adversely affect the rights of the Second-Priority Secured Parties or the interests of the Second-Priority Secured Parties in the Second-Priority Collateral and not the Intercreditor Agent or the Senior Lenders, as the case may be, that have a security interest in the affected collateral in a like or similar manner and (B) written notice of such amendment, waiver or consent shall have been given to each Second-Priority Agent promptly after the effectiveness of such amendment.

SECTION 5.04. Rights As Unsecured Creditors. To the extent not inconsistent with the provisions of this Agreement, the Second-Priority Agents and the Second-Priority Secured Parties may exercise rights and remedies as unsecured creditors against the Company or any Subsidiary that has guaranteed the Second-Priority Obligations in accordance with the terms of the applicable Second-Priority Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by any Second-Priority Agent or any Second-Priority Secured Party of the required payments of interest, principal, fees and other amounts so long as such receipt is not the direct or indirect result of the exercise by any Second-Priority Agent or any Second-Priority Secured Party of rights or remedies as a secured creditor in respect of Common Collateral or enforcement in contravention of this Agreement of any Lien in respect of Second-Priority Obligations held by any of them. In the event any Second-Priority Agent or any Second-Priority Secured Party becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second-Priority Obligations, such judgment lien shall be subordinated to the Liens securing First-Priority Lien Obligations on the same basis as the other Liens securing the Second-Priority Claims are so subordinated to such Liens securing First-Priority Lien Obligations under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Intercreditor Agent or the Senior Lenders may have with respect to the Senior Lender Collateral.

SECTION 5.05. Intercreditor Agent as Gratuitous Bailee for Perfection. (a) The Intercreditor Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for each Second-Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Second-Priority Collateral Agreements, subject to the terms and conditions of this Section 5.05.

(b) The Intercreditor Agent agrees to hold the Deposit Account Collateral that is part of the Common Collateral and controlled by the Intercreditor Agent as gratuitous bailee for each Second-Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Second-Priority Collateral Agreements, subject to the terms and conditions of this Section 5.05.

(c) In the event that the Intercreditor Agent (or its agent or bailees) has Lien filings against Intellectual Property that is part of the Common Collateral that are necessary for the perfection of Liens in such Common Collateral, the Intercreditor Agent agrees to hold such Liens as gratuitous bailee for each Second-Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Liens pursuant to the Second-Priority Collateral Agreements, subject to the terms and conditions of this Section 5.05.

(d) Except as otherwise specifically provided herein (including Sections 3.01 and 4.01), until the Discharge of First-Priority Lien Obligations has occurred, the Intercreditor Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior Lender Documents as if the Liens under the Second-Priority Collateral Documents did not exist. The rights of the Second-Priority Agents and the Second-Priority Secured Parties with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(e) The Intercreditor Agent shall have no obligation whatsoever to any Second-Priority Agent or any Second-Priority Secured Party to assure that the Pledged Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.05. The duties or responsibilities of the Intercreditor Agent under this Section 5.05 shall be limited solely to holding the Pledged Collateral as gratuitous bailee for each Second-Priority Agent for purposes of perfecting the Lien held by the Second-Priority Secured Parties.

(f) The Intercreditor Agent shall not have by reason of the Second-Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of any Second-Priority Agent or any Second-Priority Secured Party and the Second-Priority Agents and the Second-Priority Secured Parties hereby waive and release the Intercreditor Agent from all claims and liabilities arising pursuant to the Intercreditor Agent’s role under this Section 5.05, as agent and gratuitous bailee with respect to the Common Collateral.

(g) Upon the Discharge of First-Priority Lien Obligations, the Intercreditor Agent shall deliver to the Second-Priority Designated Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) and the Deposit Account Collateral (if any) together with any necessary endorsements (or otherwise allow the Second-Priority Designated Agent to obtain control of such Pledged Collateral and Deposit Account Collateral) or as a court of competent jurisdiction may otherwise direct. The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the Intercreditor Agent for loss or damage suffered by the Intercreditor Agent as a result of such transfer except for loss or damage suffered by the Intercreditor Agent as a result of its own willful misconduct, gross negligence or bad faith. The Intercreditor Agent has no obligation to follow instructions from any Second-Priority Agent in contravention of this Agreement.

(h) Neither the Intercreditor Agent nor the Senior Lenders shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to the Intercreditor Agent or the Senior Lenders under the Senior Credit Agreement or the Senior Collateral Documents or any assurance of payment in respect thereof or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

SECTION 5.06. Second-Priority Designated Agent as Gratuitous Bailee for Perfection. (a) Upon the Discharge of First-Priority Lien Obligations, the Second-Priority Designated Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the other Second-Priority Agents and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the applicable Second-Priority Collateral Agreement, subject to the terms and conditions of this Section 5.06.

(b) Upon the Discharge of First-Priority Lien Obligations, the Second-Priority Designated Agent agrees to hold the Deposit Account Collateral that is part of the Common Collateral and controlled by the Second-Priority Designated Agent as gratuitous bailee for the other Second-Priority Agents and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the applicable Second-Priority Collateral Agreement, subject to the terms and conditions of this Section 5.06.

(c) In the event that the Second-Priority Designated Agent (or its agent or bailees) has Lien filings against Intellectual Property that is part of the Common Collateral that are necessary for the perfection of Liens in such Common Collateral, upon the Discharge of First-Priority Lien Obligations, the Second-Priority Designated Agent agrees to hold such Liens as gratuitous bailee for the other Second-Priority Agents and any assignee solely for the purpose of perfecting the security interest granted in such Liens pursuant to the applicable Second-Priority Collateral Agreement, subject to the terms and conditions of this Section 5.06.

(d) The Second-Priority Designated Agent, in its capacity as gratuitous bailee, shall have no obligation whatsoever to the other Second-Priority Agents to assure that the Pledged Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.06. The duties or responsibilities of the Second-Priority Designated Agent under this Section 5.06 upon the Discharge of First-Priority Lien Obligations shall be limited solely to holding the Pledged Collateral as gratuitous bailee for the other Second-Priority Agents for purposes of perfecting the Lien held by the applicable Second-Priority Secured Parties.

(e) The Second-Priority Designated Agent shall not have by reason of the Second-Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the other Second-Priority Agents (or the Second-Priority Secured Parties for which such other Second-Priority Agents is agent) and the other Second-Priority Agents hereby waive and release the Second-Priority Designated Agent from all claims and liabilities arising pursuant to the Second-Priority Designated Agent’s role under this Section 5.06, as agent and gratuitous bailee with respect to the Common Collateral.

(f) In the event that the Second-Priority Designated Agent shall cease to be so designated the Second-Priority Designated Agent pursuant to the definition of such term, the then Second-Priority Designated Agent shall deliver to the successor Second-Priority Designated Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) and the Deposit Account Collateral (if any) together with any necessary endorsements (or otherwise allow the successor Second-Priority Designated Agent to obtain control of such Pledged Collateral and Deposit Account Collateral) or as a court of competent jurisdiction may otherwise direct, and such successor Second-Priority Designated Agent shall perform all duties of the Second-Priority Designated Agent as set forth herein. The Company shall take such further action as is required to effectuate the transfer contemplated hereto and shall indemnify the Second-Priority Designated Agent for loss or damage suffered by the Second-Priority Designated Agent as a result of such transfer except for loss or damage suffered by the Second-Priority Designated Agent as a result of its own wilful misconduct, gross negligence or bad faith. The Second-Priority Designated Agent has no obligation to follow instructions from the successor Second-Priority Designated Agent in contravention of this Agreement.

SECTION 5.07. When Discharge of First-Priority Lien Obligations Deemed to Not Have Occurred. If, at any time after the Discharge of First-Priority Lien Obligations has occurred, the Company incurs and designates any Future First-Lien Indebtedness, then such Discharge of First-Priority Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of First-Priority Lien Obligations), and the applicable agreement governing such Future First-Lien Indebtedness shall automatically be treated as a Senior Credit Agreement for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein and the granting by the Intercreditor Agent of amendments, waivers and consents hereunder. Upon receipt of notice of such designation (including the identity of the new Intercreditor Agent), each Second-Priority Agent shall promptly (i) enter into such documents and agreements (at the expense of the Company), including amendments or supplements to this Agreement, as the Company or such new Intercreditor Agent shall reasonably request in writing in order to provide the new Intercreditor Agent the rights of the Intercreditor Agent contemplated hereby and (ii) to the extent then held by any Second-Priority Agent, deliver to the Intercreditor Agent the Pledged Collateral that is Common Collateral together with any necessary endorsements (or otherwise allow such Intercreditor Agent to obtain possession or control of such Pledged Collateral).

SECTION 5.08. Refinancings. The First-Priority Lien Obligations and the Second-Priority Obligations may be refinanced or replaced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing transaction under any Senior Credit Agreement or any Second-Priority Document) of any Senior Lender or any Second-Priority Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided, however, that the holders of any such refinancing or replacement indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of this Agreement pursuant to such documents or agreements (including amendments or supplements to this Agreement) as the Intercreditor Agent or the Second-Priority Designated Agent, as the case may be, shall reasonably request and in form and substance reasonably acceptable to the Intercreditor Agent or the Second-Priority Designated Agent, as the case may be; provided that such documents or agreements shall comply with Section 5.03(a). In connection with any refinancing or replacement contemplated by this Section 5.08, this Agreement may be amended at the request and sole expense of the Company, and without the consent of the Intercreditor Agent or any Second-Priority Agent, (a) to add parties (or any authorized agent or trustee therefor) providing any such refinancing or replacement indebtedness and (b) to establish that Liens on any Common Collateral securing such refinancing or replacement indebtedness shall have the same priority as the Liens on any Common Collateral securing the indebtedness being refinanced or replaced, all on the terms provided for herein immediately prior to such refinancing or replacement.

SECTION 5.09. After Discharge of First-Priority Lien Obligations. Following the Discharge of First-Priority Lien Obligations, the second-priority Liens on the Second-Priority Collateral will not be released, except to the extent such Second-Priority Collateral or any portion thereof was disposed of in order to repay the First-Lien Indebtedness secured by such Second-Priority Collateral, and thereafter the Second-Priority Designated Agent will have the right to determine the time and method by which the security interests in the Second-Priority Collateral will be enforced. The Second-Priority Collateral and the proceeds thereof received by the Second-Priority Designated Agent in connection with the sale or other disposition of, or collection on, such Second-Priority Collateral upon the exercise of remedies, shall be applied by the Second-Priority Designated Agent in accordance with Section 4.01.

ARTICLE VI

Insolvency or Liquidation Proceedings

SECTION 6.01. Financing Issues. If the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Intercreditor Agent shall desire to permit the use of cash collateral or to permit the Company or any other Grantor to obtain financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar provision in any Bankruptcy Law (“DIP Financing”), then each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, agrees that it will raise no (a) objection to (and will not otherwise contest) such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by the proviso in clause (ii) of Section 3.01(a) and Section 6.03) and, to the extent the Liens securing the First-Priority Lien Obligations under the Credit Agreement or, if no Credit Agreement exists, under the other Senior Lender Documents are subordinated or pari passu with such DIP Financing, will subordinate its Liens in the Common Collateral to such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second-Priority Obligations are so subordinated to Liens securing First-Priority Lien Obligations under this Agreement, (b) objection to (and will not otherwise contest) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of First-Priority Lien Obligations made by the Intercreditor Agent or any holder of First-Priority Lien Obligations, (c) objection to (and will not otherwise contest) any lawful exercise by any holder of First-Priority Lien Obligations of the right to credit bid First-Priority Lien Obligations at any sale in foreclosure of Senior Lender Collateral, (d) objection to (and will not otherwise contest) any other request for judicial relief made in any court by any holder of First-Priority Lien Obligations relating to the lawful enforcement of any Lien on Senior Lender Collateral or (e) objection to (and will not otherwise contest) any order relating to a sale of assets of any Grantor for which the Intercreditor Agent has consented that provides, to the extent the sale is to be free and clear of Liens, that the Liens securing the First-Priority Lien Obligations and the Second-Priority Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens securing the First-Priority Lien Obligations rank to the Liens securing the Second-Priority Obligations in accordance with this Agreement.

SECTION 6.02. Relief from the Automatic Stay. Until the Discharge of First-Priority Lien Obligations has occurred, each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral, without the prior written consent of the Intercreditor Agent and the Required Lenders.

SECTION 6.03. Adequate Protection. Each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, agrees that none of them shall contest (or support any other Person contesting) (a) any request by the Intercreditor Agent or the Senior Lenders for adequate protection or (b) any objection by the Intercreditor Agent or the Senior Lenders to any motion, relief, action or proceeding based on the Intercreditor Agent’s or the Senior Lenders’ claiming a lack of adequate protection. Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (i) if the Senior Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law, then each Second-Priority Agent, on behalf of itself and any applicable Second-Priority Secured Party, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien is subordinated to the Liens securing the First-Priority Lien Obligations and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second-Priority Obligations are so subordinated to the Liens securing First-Priority Lien Obligations under this Agreement and (ii) in the event any Second-Priority Agent, on behalf of itself or any applicable Second-Priority Secured Party, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then such Second-Priority Agent, on behalf of itself or each such Second-Priority Secured Party, agrees that the Senior-Priority Agents shall also be granted a senior Lien on such additional collateral as security for the applicable First-Priority Lien Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Second-Priority Obligations shall be subordinated to the Liens on such collateral securing the First-Priority Lien Obligations and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Senior Lenders as adequate protection on the same basis as the other Liens securing the Second-Priority Obligations are so subordinated to such Liens securing First-Priority Lien Obligations under this Agreement.

SECTION 6.04. Preference Issues. If any Senior Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the First-Priority Lien Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Lenders shall be entitled to a Discharge of First-Priority Lien Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

SECTION 6.05. Application. This Agreement shall be applicable prior to and after the commencement of any Insolvency or Liquidation Proceeding. All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession. The relative rights as to the Collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

SECTION 6.06. 506(c) Claims. Until the Discharge of First-Priority Lien Obligations has occurred, each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, will not assert or enforce any claim under Section 506(c) of the United States Bankruptcy Code senior to or on a parity with the Liens securing the First-Priority Lien Obligations for costs or expenses of preserving or disposing of any Common Collateral.

SECTION 6.07. Post-Petition Interest.

(a) Neither the Second-Priority Agent nor any other Second-Priority Secured Party shall oppose or seek to challenge any claim by any Senior-Priority Agent or any Senior Lender for allowance in any Insolvency or Liquidation Proceeding of First-Priority Lien Obligations consisting of post-petition interest, fees or expenses. Regardless of whether any such claim for post-petition interest, fees or expenses is allowed or allowable, and without limiting the generality of the other provisions of this Agreement, this Agreement expressly is intended to include and does include the “rule of explicitness” in that this Agreement expressly entitles the Senior Lenders, and is intended to provide the Senior Lenders with the right, to receive payment of all post-petition interest, fees or expenses through distributions made from Common Collateral or the proceeds thereof pursuant to the provisions of this Agreement even though such interest, fees and expenses are not allowed or allowable against the bankruptcy estate of the Company or any other Grantor under Section 502(b)(2) or Section 506(b) of the Bankruptcy Code or under any other provision of the Bankruptcy Code or any other Bankruptcy Law.

(b) Without limiting the foregoing, it is the intention of the parties hereto that (and to the maximum extent permitted by law the parties hereto agree that) the First-Priority Lien Obligations (and the security therefor) in respect of the Common Collateral constitute a separate and distinct class (and separate and distinct claims) from the Second-Priority Obligations (and the security therefor) in respect of the Common Collateral.

ARTICLE VII

Reliance; Waivers; Etc.

SECTION 7.01. Reliance. The consent by the Senior Lenders to the execution and delivery of the Second-Priority Documents to which the Senior Lenders have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Lenders to the Company or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, acknowledges that it and the applicable Second-Priority Secured Parties have, independently and without reliance on the Intercreditor Agent or any Senior Lender, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the applicable Second-Priority Document, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the applicable Second-Priority Document or this Agreement.

SECTION 7.02. No Warranties or Liability. Each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, acknowledges and agrees that neither the Intercreditor Agent nor any Senior Lender has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Lender Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Lender Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that any Second-Priority Agent or any of the Second-Priority Secured Parties have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. Neither the Intercreditor Agent nor any Senior Lender shall have any duty to any Second-Priority Agent or any Second-Priority Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Second-Priority Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Intercreditor Agreement, the Intercreditor Agent, the Senior Lenders, the Second-Priority

Agents and the Second-Priority Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the Second-Priority Obligations, the First-Priority Lien Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company’s or any other Grantor’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Intercreditor Agreement.

SECTION 7.03. Obligations Unconditional. All rights, interests, agreements and obligations of the Intercreditor Agent and the Senior Lenders, and the Second-Priority Agents and the Second-Priority Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Senior Lender Documents or any Second-Priority Documents;

(b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the First-Priority Lien Obligations or Second-Priority Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement or any other Senior Lender Document or of the terms of the Secured Notes Indenture or any other Second-Priority Document;

(c) any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First-Priority Lien Obligations or Second-Priority Obligations or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First-Priority Lien Obligations, or of any Second-Priority Agent or any Second-Priority Secured Party in respect of this Agreement.

ARTICLE VIII

Miscellaneous

SECTION 8.01. Conflicts. Subject to Section 8.19, in the event of any conflict between the provisions of this Agreement and the provisions of any Senior Lender Document or any Second-Priority Document, the provisions of this Agreement shall govern.

SECTION 8.02. Continuing Nature of this Agreement; Severability. Subject to Section 5.07 and Section 6.04, this Agreement shall continue to be effective until the Discharge of First-Priority Lien Obligations shall have occurred or such later time as all the Obligations in respect of the Second-Priority Obligations shall have been paid in full. This is a continuing agreement of lien subordination and the Senior Lenders may continue, at any time and without notice to each Second-Priority Agent or any Second-Priority Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting First-Priority Lien Obligations in reliance hereon. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8.03. Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by any Second-Priority Agent or any Senior-Priority Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Company and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are affected. Notwithstanding anything in this Section 8.03 to the contrary, this Agreement may be amended from time to time at the request of the Company, at the Company’s expense, and without the consent of any Second-Priority Agent, any Senior-Priority Agent, any Senior Lender or any Second-Priority Secured Party to (i) add other parties holding Future Second-Lien Indebtedness (or any agent or trustee therefor) and Future First-Lien Indebtedness (or any agent or trustee therefor) in each case to the extent such Indebtedness is not prohibited by any Senior Credit Agreement, the Secured Notes Indenture or any other Second-Priority Document governing Future Second-Lien Indebtedness, (ii) in the case of Future Second-Lien Indebtedness, (a) establish that the Lien on the Common Collateral securing such Future Second-Lien Indebtedness shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any First-Priority Lien Obligations and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any Second-Priority Obligations, and (b) provide to the holders of such Future Second-Lien Indebtedness (or any agent or trustee thereof) the comparable rights and benefits (including any improved rights and benefits that have been consented to by the Intercreditor Agent) as are provided to the holders of Second-Priority Obligations under this Agreement, and (iii) in the case of Future First-Lien Indebtedness, (a) establish that the Lien on the Common Collateral securing such Future First-Lien Indebtedness shall be superior in all respects to all Liens on the Common Collateral securing any Second-Priority Obligations and any Future Second-Lien Indebtedness and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any First-Priority Lien Obligations, and (b) provide to the holders of such Future First-Lien Indebtedness (or any agent or trustee thereof) the comparable rights and benefits as are provided to the holders of First-Priority Lien Obligations under this Agreement, in each case so long as such modifications do not expressly violate the provisions of any Senior Credit Agreement, the Secured Notes Indenture or any other Second-Priority Document governing Future Second-Lien Indebtedness. Any such additional party and each Second-Priority Agent shall be entitled to rely on the determination of officers of the Company that such modifications do not violate any Senior Credit Agreement, the Secured Notes Indenture or any other Second-Priority Document governing Future Second-Lien Indebtedness if such determination is set forth in an Officers’ Certificate delivered to such party, the Intercreditor Agent and each Second-Priority Agent; provided, however, that such determination will not affect whether or not the Company has complied with its undertakings in any Senior Credit Agreement, the Senior Collateral Documents, the Secured Notes Indenture, any other Second-Priority Document governing Future Second-Lien Indebtedness, the Second-Priority Collateral Documents or this Agreement. Any amendment to this Agreement that is proposed to be effected without the consent of any Senior-Priority Agent shall be submitted to such Senior-Priority Agent promptly after the effectiveness of such amendment, and no such Senior-Priority Agent shall be deemed to have knowledge of any such amendment until it receives a copy of such amendment certified by the Company. Any amendment to this Agreement that is proposed to be effected without the consent of any Second-Priority Agent shall be submitted to such Second-Priority Agent promptly after the effectiveness of such amendment, and no such Second-Priority Agent shall be deemed to have knowledge of any such amendment until it receives a copy of such amendment certified by the Company.

SECTION 8.04. Information Concerning Financial Condition of the Company and the Subsidiaries. None of the parties hereto (other than the Grantors) shall be responsible for keeping the other parties hereto informed and no Second-Priority Agent shall be required to keep itself informed of (a) the financial condition of the Company and the Subsidiaries and all endorsers and/or guarantors of the Second-Priority Obligations or the First-Priority Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Second-Priority Obligations or the First-Priority Lien Obligations. The Intercreditor Agent, the Senior Lenders, each Second-Priority Agent and the Second-Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the Intercreditor Agent, any Senior Lender, any Second-Priority Agent or any Second-Priority Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it or they shall be under no obligation (w) to make, and the Intercreditor Agent, the Senior Lenders, the Second-Priority Agents and the Second-Priority Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

SECTION 8.05. Subrogation. Each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First-Priority Lien Obligations has occurred; provided, however, that, as between the Grantors, on the one hand, and the Second-Priority Secured Parties, on the other hand, any such payment that is paid over to the Intercreditor Agent shall be deemed not to reduce any of the Second-Priority Obligations unless and until the Discharge of First-Priority Lien Obligations shall have occurred and the Intercreditor Agent delivers any such payment to the Second-Priority Designated Agent.

SECTION 8.06. Application of Payments. Except as otherwise provided herein, all payments received by the Senior Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the First-Priority Lien Obligations as the Senior Lenders, in their sole discretion, deem appropriate, consistent with the terms of the Senior Lender Documents. Except as otherwise provided herein, each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, assents to any such extension or postponement of the time of payment of the First-Priority Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the First-Priority Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

SECTION 8.07. Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.08 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.

SECTION 8.08. Notices. All notices to the Second-Priority Secured Parties and the Senior Lenders permitted or required under this Agreement may be sent to the Notes Collateral Agent, the Intercreditor Agent or any Second-Priority Agent as provided in the Secured Notes Indenture, the Credit Agreement, the other relevant Senior Lender Document or the relevant Second-Priority Document, as applicable. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. The Senior-Priority Agents hereby agree to promptly notify each Second-Priority Agent upon payment in full in cash of all Indebtedness under the applicable Senior Lender Documents (except for contingent indemnities and cost and reimbursement obligations to the extent no claim therefor has been made).

SECTION 8.09. Further Assurances. Each of the Second-Priority Agents, on behalf of itself and each applicable Second-Priority Secured Party, and the Intercreditor Agent, on behalf of itself and each Senior Lender, agrees that each of them shall take such further action and shall execute and deliver to the Intercreditor Agent and the Senior Lenders such additional documents and instruments (in recordable form, if requested) as the Intercreditor Agent or the Senior Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

SECTION 8.10. Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

SECTION 8.11. Binding on Successors and Assigns. This Agreement shall be binding upon the Intercreditor Agent, the Senior Lenders, the Second-Priority Agents, the Second-Priority Secured Parties, the Company, the Company’s Subsidiaries party hereto and their respective permitted successors and assigns.

SECTION 8.12. Specific Performance. The Intercreditor Agent and any Second-Priority Agent may demand specific performance of this Agreement. Each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, and the Intercreditor Agent, on behalf of itself and each Senior Lender, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the Intercreditor Agent or any Second-Priority Agent, as applicable.

SECTION 8.13. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

SECTION 8.14. Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile, each of which shall be an original and all of which shall together constitute one and the same document.

SECTION 8.15. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The Intercreditor Agent represents and warrants that this Agreement is binding upon the Senior Lenders. The Notes Collateral Agent represents and warrants that this Agreement is binding upon the Indenture Secured Parties.

SECTION 8.16. No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of First-Priority Lien Obligations and Second-Priority Obligations. No other Person shall have or be entitled to assert rights or benefits hereunder.

SECTION 8.17. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

SECTION 8.18. Intercreditor Agent and Second-Priority Agents. It is understood and agreed that (a) JPMCB is entering into this Agreement in its capacity as administrative agent and collateral agent under the Credit Agreement and the provisions of Article VIII of the Credit Agreement applicable to JPMCB as administrative agent thereunder shall also apply to JPMCB as Intercreditor Agent hereunder and (b) Wilmington Trust FSB is entering into this Agreement in its capacity as Trustee and Notes Collateral Agent, and the provisions of Article 7 and Article 11 of the Secured Notes Indenture applicable to the Trustee and the Notes Collateral Agent thereunder shall also apply to the Trustee and the Notes Collateral Agent hereunder.

SECTION 8.19. Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.03 (b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the Senior Credit Agreement, the Secured Notes Indenture or any other Senior Lender Documents or Second-Priority Documents entered into in connection with the Senior Credit Agreement, the Secured Notes Indenture or any other Senior Lender Document or Second-Priority Document or permit the Company or any Subsidiary to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Senior Credit Agreement or any other Senior Lender Documents entered into in connection with the Senior Credit Agreement, the Secured Notes Indenture or any other Second-Priority Documents, (b) change the relative priorities of the First-Priority Lien Obligations or the Liens granted under the Senior Lender Documents on the Common Collateral (or any other assets) as among the Senior Lenders, (c) otherwise change the relative rights of the Senior Lenders in respect of the Common Collateral as among such Senior Lenders or (d) obligate the Company or any Subsidiary to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Senior Credit Agreement or any other Senior Lender Document entered into in connection with the Senior Credit Agreement, the Secured Notes Indenture or any other Second-Priority Documents.

SECTION 8.20. References. Notwithstanding anything to the contrary in this Agreement, any references contained herein to any Section, clause, paragraph, definition or other provision of the Secured Notes Indenture (including any definition contained therein) shall be deemed to be a reference to such Section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided that any reference to any such Section, clause, paragraph or other provision shall refer to such Section, clause, paragraph or other provision of the Secured Notes Indenture, as applicable (including any definition contained therein), as amended or modified from time to time if such amendment or modification has been (1) made in accordance with the Secured Notes Indenture, and (2) approved in writing by, or on behalf of, the requisite Senior Lenders as are needed under the terms of the Senior Credit Agreement to approve such amendment or modification.

SECTION 8.21. Intercreditor Agreements. Each party hereto agrees that the Senior Lenders (as among themselves) and the Second-Priority Secured Parties (as among themselves) may each enter into intercreditor agreements (or similar arrangements) with the Intercreditor Agent governing the rights, benefits and privileges as among the Senior Lenders or the Second-Priority Secured Parties, as the case may be, in respect of the Common Collateral, this Agreement and the other Senior Collateral Documents or Second-Priority Collateral Documents, as the case may be, including as to application of proceeds of the Common Collateral, voting rights, control of the Common Collateral and waivers with respect to the Common Collateral, in each case so long as (A) the terms thereof do not violate or conflict with the provisions of this Agreement or the other Senior Collateral Documents or Second-Priority Collateral Documents, as the case may be, (B) in the case of any such intercreditor agreement (or similar arrangement) affecting any Senior Lenders, the Senior-Priority Agent acting on behalf of such Senior Lenders agrees in its sole discretion to enter into any such intercreditor agreement (or similar arrangement) and (C) in the case of any such intercreditor agreement (or similar arrangement) affecting the Senior Lenders holding First-Priority Lien Obligations under the Credit Agreement, the Required Lenders authorize the applicable Senior-Priority Agent to enter into any such intercreditor agreement (or similar arrangement). Notwithstanding the preceding clauses (B) and (C), to the extent that the applicable Senior-Priority Agent is not authorized by the Required Lenders to enter into any such intercreditor agreement (or similar arrangement ) or does not agree to enter into such intercreditor agreement (or similar arrangement ), such intercreditor agreement (or similar arrangement ) shall not be binding upon the applicable Senior-Priority Agent but, subject to the immediately succeeding sentence, may still bind the other parties party thereto. In any event, if a respective intercreditor agreement (or similar arrangement) exists, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any other Senior Collateral Document or Second-Priority Collateral Document, and the provisions of this Agreement and the other Senior Collateral Documents and Second-Priority Collateral Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, including to give effect to any intercreditor agreement (or similar arrangement)).

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INTERCREDITOR AGENT:

JPMORGAN CHASE BANK, N.A., as Intercreditor Agent,

by
	Name:	Dawn L. LeeLum
	Title:	Executive Director

[Signature Page to Intercreditor Agreement]

TRUSTEE AND NOTES COLLATERAL AGENT:

WILMINGTON TRUST FSB, as Trustee and Notes Collateral Agent,

by
	Name:	Jane Schweiger
	Title:	Vice President

[Signature Page to the Intercreditor Agreement]

US ONCOLOGY, INC.

By:
	Name:	Michael A. Sicuro
	Title:	Chief Financial Officer and Executive Vice President

ACCESSMED HOLDINGS, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

ACCESSMED, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

AOR HOLDING COMPANY OF INDIANA, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

AOR MANAGEMENT COMPANY OF ARIZONA, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

AOR MANAGEMENT COMPANY OF INDIANA, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

AOR MANAGEMENT COMPANY OF MISSOURI, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

AOR MANAGEMENT COMPANY OF OKLAHOMA, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

AOR MANAGEMENT COMPANY OF PENNSYLVANIA, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

AOR MANAGEMENT COMPANY OF VIRGINIA, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

AOR OF INDIANA MANAGEMENT PARTNERSHIP, AS A SUBSIDIARY GUARANTOR,

By: AOR Management Company of Indiana, LLC, its general partner

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

and

By: AOR Holding Company of Indiana, LLC, its general partner

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

AOR OF TEXAS MANAGEMENT, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

AOR REAL ESTATE, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

AOR SYNTHETIC REAL ESTATE, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

AORT HOLDING COMPANY, INC., AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

GREENVILLE RADIATION CARE, INC., AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

INNOVENT ONCOLOGY, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

IOWA PHARMACEUTICAL SERVICES, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

NEBRASKA PHARMACEUTICAL SERVICES, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

NEW MEXICO PHARMACEUTICAL SERVICES, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

NORTH CAROLINA PHARMACEUTICAL SERVICES, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

ONCOLOGY RX CARE ADVANTAGE, LP, AS A SUBSIDIARY GUARANTOR,

By: US Oncology Corporate, Inc., its general partner

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

ONCOLOGY TODAY, LP, AS A SUBSIDIARY GUARANTOR,

By: US Oncology Corporate, Inc., its general partner

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

PHYSICIAN RELIANCE, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

PHYSICIAN RELIANCE NETWORK, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

RMCC CANCER CENTER, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

SELECTPLUS ONCOLOGY, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

ST. LOUIS PHARMACEUTICAL SERVICES, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

TEXAS PHARMACEUTICAL SERVICES, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

UNITY ONCOLOGY, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

TOPS PHARMACY SERVICES, INC., AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

US ONCOLOGY CLINICAL DEVELOPMENT, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

US ONCOLOGY CORPORATE, INC., AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

US ONCOLOGY INTEGRATED SOLUTIONS, LP, AS A SUBSIDIARY GUARANTOR,

By: US Oncology Corporate, Inc., its general partner

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

US ONCOLOGY PHARMACEUTICAL SERVICES, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

US ONCOLOGY REIMBURSEMENT SOLUTIONS, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

US ONCOLOGY RESEARCH, LLC, AS A SUBSIDIARY GUARANTOR,

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

US ONCOLOGY SPECIALTY, LP, AS A SUBSIDIARY GUARANTOR,

By: US Oncology Corporate, Inc., its general partner

By:
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

SCHEDULE I

Subsidiary Parties

AccessMED Holdings, LLC

AccessMED, LLC

AOR Holding Company of Indiana, LLC

AOR Management Company of Arizona, LLC

AOR Management Company of Indiana, LLC

AOR Management Company of Missouri, LLC

AOR Management Company of Oklahoma, LLC

AOR Management Company of Pennsylvania, LLC

AOR Management Company of Virginia, LLC

AOR of Indiana Management Partnership

AOR of Texas Management, LLC

AOR Real Estate, LLC

AOR Synthetic Real Estate, LLC

AORT Holding Company, Inc.

Greenville Radiation Care, Inc.

Innovent Oncology, LLC

Iowa Pharmaceutical Services, LLC

Nebraska Pharmaceutical Services, LLC

New Mexico Pharmaceutical Services, LLC

North Carolina Pharmaceutical Services, LLC

Oncology Rx Care Advantage, LP

Oncology Today, LP

Physician Reliance, LLC

Physician Reliance Network, LLC

RMCC Cancer Center, LLC

SelectPlus Oncology, LLC

St. Louis Pharmaceutical Services, LLC

Texas Pharmaceutical Services, LLC

Unity Oncology, LLC

TOPS Pharmacy Services, Inc.

US Oncology Clinical Development, LLC

US Oncology Corporate, Inc.

US Oncology Integrated Solutions, LP

US Oncology Pharmaceutical Services, LLC

US Oncology Reimbursement Solutions, LLC

US Oncology Research, LLC

US Oncology Specialty, LP

EXHIBIT A

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of [—], is by and between [—] (the “Successor Agent”) and US ONCOLOGY, INC. (the “Company”). Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Intercreditor Agreement, dated as of June 18, 2009, among the Company, the Subsidiary Guarantors party thereto, the Exiting Agent (as defined below) and the Successor Agent (as amended, restated, supplemented waived or otherwise modified from time to time, the “Intercreditor Agreement”).

The Successor Agent is succeeding [—] (the “Exiting Agent”), as [administrative agent and collateral agent for the Senior Lenders], and, consequently, the Successor Agent desires to become a party to the Intercreditor Agreement.

Accordingly, the Successor Agent and the Company agree as follows:

1. The Successor Agent hereby (i) acknowledges, agrees and confirms that, by its execution of this Agreement, the Successor Agent will be deemed to be a party to the Intercreditor Agreement, and shall have all of the obligations of the Exiting Agent under the Intercreditor Agreement as if it had executed the Intercreditor Agreement, and (ii) ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Intercreditor Agreement.

2. The Successor Agent acknowledges and confirms that it has received a copy of the Intercreditor Agreement and the schedules and exhibits thereto.

3. Except as specifically provided herein, all of the terms and conditions of the Intercreditor Agreement shall remain in full force and effect as in effect prior to the date hereof.

4. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

5. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement.

[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

SUCCESSOR AGENT:

By:
Name:
Its:

COMPANY:

By:
Name:
Its:

[Intercreditor Joinder Agreement]